UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

JFrog Ltd.

(Exact name of Registrant as Specified in Its Charter)

Israel	001-39492	98-0680649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 E. Caribbean Drive
Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (408) 329-1540

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, NIS 0.01 par value	FROG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 15, 2023, JFrog Ltd. (“JFrog” or the “Company”) held an annual general meeting of shareholders (the “Annual General Meeting”) at the Company’s offices at 270 E. Caribbean Drive, Sunnyvale, California 94089. As of the close of business on April 5, 2023, the record date for the Annual General Meeting (the “Record Date”), there were 101,840,543 ordinary shares of JFrog issued and outstanding and entitled to vote at the Annual General Meeting. As of the Record Date, there were no preferred shares of JFrog issued and outstanding. At least 33⅓% of the voting rights in the issued JFrog share capital were present or represented at the Annual General Meeting with respect to the proposals below, constituting a quorum for purposes of each proposal.

(b) The certified results of the matters voted on at the Annual General Meeting which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2023 (the “Proxy Statement”) are set forth below.

Proposal No. 1 – Re-election of each of Yoav Landman, Yossi Sela, and Elisa Steele as Class III directors for a term of three (3) years, expiring at the end of the 2026 annual general meeting of shareholders or until their respective successors are duly elected and qualified or until such director’s earlier death, resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Yoav Landman	70,437,802	2,774,705	26,415	13,818,658
Yossi Sela	58,947,983	14,261,250	29,689	13,818,658
Elisa Steele	51,092,080	22,109,654	37,188	13,818,658

Each of the above nominees was re-elected.

Proposal No. 2 – Advisory vote on the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
66,231,072	6,983,268	24,582	13,818,658

Based on the votes set forth above, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.

Proposal No. 3 – Approval and ratification of the re-appointment of Kost, Forer, Gabbay & Kasierer, a member of EY Global, as the independent auditors of the Company for the period ending at the close of the next annual general meeting:

For	Against	Abstain	Broker Non-Votes
86,809,944	197,466	50,170	—

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 4 – Approval of changes to the compensation of Shlomi Ben Haim, JFrog’s Chief Executive Officer, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
65,016,338	8,198,124	24,460	13,818,658

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 5 – Approval of changes to the compensation of Yoav Landman, JFrog’s Chief Technology Officer, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
66,603,575	6,612,910	22,437	13,818,658

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

Proposal No. 6 – Approval of changes to the compensation of Frederic Simon, JFrog’s Chief Data Scientist, as described in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
51,625,195	21,360,053	253,674	13,818,658

The proposal received the affirmative vote of a majority of the votes cast by shareholders entitled to vote and therefore passed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JFrog Ltd.

Date:	May 17, 2023	By:	/s/ Jacob Shulman
Jacob Shulman Chief Financial Officer